Exhibit 99.1
FOR RELEASE:	August 20, 2010

WESTSTAR FINANCIAL SERVICES CORPORATION
REPORTS SECOND QUARTER RESULTS

ASHEVILLE, NORTH CAROLINA - Weststar Financial Services Corporation (OTC BB: “WFSC”) reported a consolidated net loss of $14,081,000  for the three months ended June 30, 2010 compared to net income of $434,000 for the comparable period in 2009 or $(6.50) and $.19, respectively, on a diluted per share basis.  For the six-month periods ended June 30, 2010, net loss totaled $14,000,000 compared to income of $658,000 during 2009 or $(6.46) and $.29, respectively on a diluted per share basis.

The loss was primarily attributable to decreases in underlying real estate and other asset values underlying certain of the Company’s nonperforming loans.  While the economy has demonstrated some signs of improvement, we continue to experience declines in value related primarily to development and related loans.  As a result the Company added $14,069,000 and $14,507,000 to the allowance for loan loss reserve during the 2010 three and six-month periods, respectively, which brought the reserve up to 2.46% of loans outstanding.

As of June 30, 2010, consolidated total assets decreased slightly to $214,238,000 from $223,524,000 a year earlier.  Deposits rose to $200,897,000 – an increase of 2.8%; investments increased 6.3% to $24,457,000; and total loans were $170,438,000.  Nonperforming assets were $27,780,000 compared to $25,973,000 at December 31, 2009 and $3,263,000 at June 30, 2009.

“Our loan charge-offs were disappointing as our customers continue to suffer through the current economic environment.  We are working aggressively on every problem loan and are beginning to experience incremental improvement in the prospects of liquidating nonperforming assets.  Concurrently, we continue to explore every option of working with our loan customers through these unprecedented times, and our commitment to our community and customers is evident as our deposits reached an all time high during the period,” commented Randall C. Hall, Interim President  and CEO.

Weststar Financial Services Corporation is the parent company of The Bank of Asheville.  Weststar Financial Services Corporation owns 100% interest in Weststar Financial Services Corporation I, a statutory trust.  The Bank operates five full-service banking offices in Buncombe County, North Carolina – Downtown Asheville, Candler, Leicester, South Asheville and Reynolds.

This news release contains forward-looking statements.  Such statements are subject to certain factors that may cause the company’s results to vary from those expected.  These factors include changing economic and financial market conditions, competition, ability to execute our business plan, items already mentioned in this press release, and other factors described in our filings with the Securities and Exchange Commission.  Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s judgment only as of the date hereof.  The company undertakes no obligation to publicly revise these forward-looking statements to reflect events and circumstances that arise after the date hereof.

* * * * *
For Further Information, please contact:	Randall C. Hall
Interim President & CEO
Chief Financial Officer
Voice (828) 232-2904; Fax (828) 350-3904
e-mail rhall@bankofasheville.com

Weststar Financial Services Corporation & Subsidiary
Selected Financial Data
	Three Months Ended			Six Months Ended
	June 30,			June 30,
	2010	2009	% change	2010	2009	% change
Consolidated earning summary:
Interest income	$2,526,630	$3,236,606	-21.9%	$5,286,553	$6,300,268	-16.1%
Interest expense	800,690	1,153,254	-30.6%	1,641,455	2,346,327	-30.0%
Net interest income	1,725,940	2,083,352	-17.2%	3,645,098	3,953,941	-7.8%
Provision for loan losses	14,069,355	221,310	6257.3%	14,507,390	475,890	2948.5%
Net interest income after
provision for loan losses	(12,343,415)	1,862,042	-762.9%	(10,862,292)	3,478,051	-412.3%
Other income	424,908	464,591	-8.5%	817,880	872,798	-6.3%
Other expenses	2,065,912	1,688,876	22.3%	3,872,350	3,384,764	14.4%
Income (loss) before taxes	(13,984,419)	637,757	-2292.8%	(13,916,762)	966,085	-1540.5%
Income taxes (benefit)	96,351	203,888	-52.7%	82,760	308,273	-73.2%
Net income (loss)	$(14,080,770)	$433,869	-3345.4%	$(13,999,522)	$657,812	-2228.2%
Basic net income (loss) per common share	$(6.50)	$0.20	-3350.0%	$(6.46)	$0.31	-2183.9%
Diluted net income (loss) per common share	(6.50)	0.19	-3521.1%	(6.46)	0.29	-2327.6%
Average Shares - Basic	2,167,517	2,146,132	1.0%	2,167,517	2,140,937	1.2%
Average Shares - Diluted	2,167,517	2,257,363	-4.0%	2,167,517	2,241,744	-3.3%
Consolidated balance sheet data:
Total Assets				$214,238,003	$223,524,119	-4.2%
Total Deposits				200,896,609	195,449,346	2.8%
Loans (gross)				170,438,295	180,614,075	-5.6%
Investments				24,456,879	22,998,342	6.3%
Shareholders' Equity				3,025,530	17,401,159	-82.6%
Consolidated average balance sheet data:
Total Assets	$228,622,686	$217,599,672	5.1%	$226,376,844	$212,405,828	6.6%
Total Deposits	201,604,540	189,745,214	6.3%	198,903,427	183,766,075	8.2%
Loans (gross)	183,687,355	177,779,049	3.3%	184,910,647	175,484,914	5.4%
Investments	24,264,392	23,142,396	4.9%	24,459,233	23,385,482	4.6%
Shareholders' Equity	16,940,567	17,374,418	-2.5%	17,490,104	17,117,109	2.2%
Consolidated performance ratios:
Return on average assets*	-24.70%	0.80%		-12.47%	0.62%
Return on average equity*	-333.39%	10.02%		-161.41%	7.75%
Leverage ratio	1.51%	9.78%		1.51%	9.78%
Tier 1 captial	1.93%	11.36%		1.93%	11.36%
Total risk-based capital	3.85%	12.61%		3.85%	12.61%
Average capital to average assets	7.41%	7.98%		7.73%	8.06%
Consolidated asset quality data and ratios:
Nonaccrual loans				$20,386,235	$2,222,060	817.5%
Restructured loans				4,470,275	798,197	460.1%
Accruing loans 90 days past due				-	-	0.0%
Nonperforming loans				24,856,510	3,020,257	723.0%
Foreclosed properties				2,910,381	205,006
Repossessions				13,325	38,000	-64.9%
Nonperforming assets				27,780,216	3,263,263	751.3%
Restructured loans not included in categories above				3,564,735	-	0.0%
Allowance for loan losses				4,185,422	2,847,508	47.0%
Loans charged off				13,905,772	178,996	7668.8%
Recoveries of loans charged off				71,541	20,633	246.7%
Net loan charge-offs				13,834,231	158,363	8635.8%
Net charge-offs to average loans*				15.09%	0.18%	8283.3%
Nonperforming loans to total loans				14.58%	1.67%	773.1%
Nonperforming assets to total assets				12.97%	1.46%	788.2%
Allowance coverage of nonperforming loans				16.84%	94.28%	-82.1%
Allowance for loan losses to gross loans				2.46%	1.58%	55.7%

*Annualized based on number of days in the period.

Weststar Financial Services Corporation & Subsidiary
Supplemental Quarterly Financial Data
	Quarters Ended
	Jun 30,	Mar 31,	Dec 30,	Sept 30,	Jun 30,
	2010	2010	2009	2009	2009
Consolidated earning summary:
Interest income	$2,526,630	$2,759,923	$2,689,965	$3,207,708	$3,236,606
Interest expense	800,690	840,765	927,850	1,042,572	1,153,254
Net interest income	1,725,940	1,919,158	1,762,115	2,165,136	2,083,352
Provision for loan losses	14,069,355	438,035	1,873,495	869,015	221,310
Net interest income after provision for loan losses	(12,343,415)	1,481,123	(111,380)	1,296,121	1,862,042
Other income	424,908	392,972	446,532	463,466	464,591
Other expenses	2,065,912	1,806,438	1,798,294	1,616,278	1,688,876
Income (loss) before taxes	(13,984,419)	67,657	(1,463,142)	143,309	637,757
Income taxes (benefit)	96,351	(13,591)	(600,485)	11,686	203,888
Net income (loss)	$(14,080,770)	$81,248	$(862,657)	$131,623	$433,869
Basic net income (loss) per common share	$(6.50)	$0.04	$(0.40)	$0.06	$0.20
Diluted net income (loss) per common share	(6.50)	0.04	(0.39)	0.06	0.19
Average Shares - Basic	2,167,517	2,167,517	2,147,575	2,146,817	2,146,132
Average Shares - Diluted	2,167,517	2,182,009	2,209,253	2,244,029	2,257,363
Consolidated balance sheet data:
Total Assets	$214,238,003	$224,466,567	$223,755,740	$223,587,462	$223,524,119
Total Deposits	200,896,609	197,508,562	197,122,741	195,756,057	195,449,346
Loans (gross)	170,438,295	184,066,654	185,474,873	185,441,835	180,614,075
Investments	24,456,879	24,082,597	25,046,500	22,414,711	22,998,342
Shareholders' Equity	3,025,530	16,938,967	16,844,208	17,845,457	17,401,159
Consolidated average balance sheet data:
Total Assets	$228,622,686	$224,106,939	$226,535,958	$224,637,174	$217,599,672
Total Deposits	201,604,540	196,173,185	198,443,652	196,112,318	189,745,214
Loans (gross)	183,687,355	186,147,532	186,053,433	184,061,988	177,779,049
Investments	24,264,392	24,656,238	22,238,326	22,646,050	23,142,396
Shareholders' Equity	16,940,567	18,045,751	18,020,645	17,804,500	17,374,418
Consolidated performance ratios:
Return on average assets*	-24.70%	0.15%	-1.51%	0.23%	0.80%
Return on average equity*	-333.39%	1.83%	-18.99%	2.93%	10.02%
Leverage ratio	1.51%	9.24%	9.11%	9.53%	9.78%
Tier 1 captial	1.93%	10.74%	10.59%	11.01%	11.36%
Total risk-based capital	3.85%	11.99%	11.84%	12.26%	12.61%
Average capital to average assets	7.41%	8.05%	7.95%	7.93%	7.98%
Consolidated asset quality data and ratios:
Nonaccrual loans	$20,386,235	$21,842,975	$22,870,696	$6,078,050	$2,222,060
Restructured loans	4,470,275	3,691,277	2,591,289	95,000	798,197
Accruing loans 90 days past due	-	-	-	-	-
Nonperforming loans	24,856,510	25,534,252	25,461,985	6,173,050	3,020,257
Foreclosed properties	2,910,381	1,248,947	511,112	636,219	205,006
Repossessions	13,325	19,220	-	-	38,000
Nonperforming assets	27,780,216	26,802,419	25,973,097	6,809,269	3,263,263
Restructured loans not included in categories above	3,564,735	8,123,247	7,748,562	1,136,527	798,197
Allowance for loan losses	4,185,422	3,514,083	3,512,263	3,519,884	2,847,508
Loans charged off	13,412,398	493,374	1,886,088	201,398	61,303
Recoveries of loans charged off	14,382	57,159	4,972	4,759	9,636
Net loan charge-offs	13,398,016	436,215	1,881,116	196,639	51,667
Net charge-offs to average loans*	29.26%	0.95%	4.01%	0.42%	0.12%
Nonperforming loans to total loans	14.58%	13.87%	13.73%	3.33%	1.67%
Nonperforming assets to total assets	12.97%	11.94%	11.61%	3.05%	1.46%
Allowance coverage of nonperforming loans	16.84%	13.76%	13.79%	57.02%	94.28%
Allowance for loan losses to gross loans	2.46%	1.91%	1.89%	1.90%	1.58%

* Annualized based on number of days in the period.